Exhibit 99.1

LETTER OF TRANSMITTAL

Elan Finance public limited company and Elan Finance Corp.
Offer to Exchange
up to
$850,000,000 Aggregate Principal Amount of their outstanding 7¾%
Senior Fixed Rate Notes due 2011 and
$300,000,000 Aggregate Principal Amount of their outstanding Senior Floating Rate Notes due 2011
Fully and Unconditionally Guaranteed by
Elan Corporation, plc and certain of its subsidiaries
for up to
$850,000,000 Aggregate Principal Amount of their 7¾% Senior Fixed Rate Notes due 2011 and
$300,000,000 Aggregate Principal Amount of their Senior Floating Rate Notes due 2011
Fully and Unconditionally Guaranteed by
Elan Corporation, plc and certain of its subsidiaries
and
Each Registered Under the Securities Act of 1933, as Amended.

Pursuant to the Prospectus dated           , 2005

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 2005, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:
The Bank of New York

By Registered or Certified Mail: The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street, 7E New York, New York 10286 Attention: William Buckley	Facsimile Transmissions: (Eligible Institutions Only) (212) 298-1915 Attention: William Buckley
By Hand or Overnight Delivery: The Bank of New York 101 Barclay Street Corporate Trust Services Window Ground Level New York, New York 10286 Attention: William Buckley	To Confirm by Telephone or for Information Call: William Buckley (212) 815-5788

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of receipts representing interests in such Outstanding Notes (as defined below) into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that Elan Corporation, plc, an Irish public limited company ("Elan"), or either of Elan Finance public limited company, an Irish public limited company ("Elan Finance plc"), or Elan Finance Corp., a Delaware corporation ("Elan Finance Corp." and, together with Elan Finance plc, the "Issuers"), may enforce this Letter of Transmittal against such participant.

Holders (as defined below) of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OUTSTANDING NOTES

DESCRIPTION OF OUTSTANDING FIXED RATE NOTES
If blank, please print name and address of registered Holder(s)	Outstanding Fixed Rate Notes (Attach additional list if necessary)
	Certificate Number(s)*	Aggregate Principal Amount of Outstanding Fixed Rate Notes	Principal Amount of Outstanding Fixed Rate Notes Tendered (if less than all)**

Total:
* Need not be completed by book-entry Holders.
** Outstanding Fixed Rate Notes may be tendered in whole or in part in multiples of $1,000. All Outstanding Fixed Rate Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

DESCRIPTION OF OUTSTANDING FLOATING RATE NOTES
If blank, please print name and address of registered Holder(s)	Outstanding Floating Rate Notes (Attach additional list if necessary)
	Certificate Number(s)*	Aggregate Principal Amount of Outstanding Floating Rate Notes	Principal Amount of Outstanding Floating Rate Notes Tendered (if less than all)**

Total:
* Need not be completed by book-entry Holders.
** Outstanding Floating Rate Notes may be tendered in whole or in part in multiples of $1,000. All Outstanding Floating Rate Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

DTC Account Number ________________ Transaction Code Number____________________

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVEREDPURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery __________________________________

Name of Institution which Guaranteed Delivery ______________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution __________________________________________________

DTC Account Number ________________________________________________________

Transaction Code Number ______________________________________________________

CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:  ________________________________________________________________________

Address:  ______________________________________________________________________

Ladies and Gentlemen:

The undersigned hereby tenders to Elan Finance public limited company, an Irish public limited company ("Elan Finance plc"), and Elan Finance Corp., a Delaware corporation ("Elan Finance Corp." and, together with Elan Finance plc, the "Issuers"), the above described principal amount of the Issuers' 7¾% Senior Fixed Rate Notes due 2011 (the "Outstanding Fixed Rate Notes") and Senior Floating Rate Notes due 2011 (the "Outstanding Floating Rate Notes" and, together with the Outstanding Fixed Rate Notes, the "Outstanding Notes") in exchange for an equivalent amount of the Issuers' 7¾% Senior Fixed Rate Notes due 2011 (the "Fixed Rate Exchange Notes") and Senior Floating Rate Notes due 2011 (the "Floating Rate Exchange Notes" and, together with the Fixed Rate Exchange Notes, the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated                                 , 2005 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Outstanding Notes are, and the Exchange Notes will be, guaranteed by Elan Corporation, plc ("Elan") and certain of its subsidiaries.

Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Notes to the Issuers together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Issuers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered Holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions attached hereto will, upon the Issuers' acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC" or the "Commission"), as set forth in no-action letters issued to third parties with respect to similar transactions, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchased Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. The undersigned acknowledges that any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes, (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of Elan or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) such holder is not a broker-dealer tendering Outstanding Notes acquired directly from the Issuers for its own account and (v) such holder is not acting on behalf of any person who could not truthfully make any of the foregoing representations. If the undersigned is a broker-dealer, the undersigned also represents that the Outstanding Notes to be exchanged were acquired for its own account as a result of market-making activities or other trading activities.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) the Securities Act.

The Issuers have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the date of acceptance of Outstanding Notes for exchange (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuers have given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuers give such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuers has given notice that the sale of Exchange Notes may be resumed, as the case may be.

As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offer must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer—Exchange Agent."

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the boxes under the title "Description of Outstanding Notes" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such boxes.

IMPORTANT

HOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 herein)

____________________________________________________________________________

____________________________________________________________________________

Signature(s) of Holders(s)

Date:____________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s): ____________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

(Please Print)

Capacity (full title): ____________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

Address: ______________________________________________________________________

____________________________________________________________________________

(Include Zip Code)

Area Code and Telephone No.: ____________________________________________________

(See Substitute Form W-9 herein)

GUARANTEE OF SIGNATURE(S)
(See Instruction 2 below)

Authorized Signature: ____________________________________________________________

Name: ______________________________________________________________________

____________________________________________________________________________

(Please Type or Print)

Title: ________________________________________________________________________

Name of Firm: ________________________________________________________________

Address: ______________________________________________________________________

____________________________________________________________________________

(Include Zip Code)

Area Code and Telephone No.: ____________________________________________________

Date:____________________

SPECIAL ISSUANCE INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED—SEE
INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered Holder of the Outstanding Notes whose name(s) appear(s) above.

    Outstanding Notes not tendered to:

    Exchange Notes to:

Name

(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR
SOCIAL SECURITY NUMBER)

SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED—SEE
INSTRUCTION 2)

TO BE COMPLETED ONLY if Exchange Notes or Outstanding Notes not tendered are to be sent to someone other than the registered Holder of the Outstanding Notes whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

    Outstanding Notes not tendered to:

    Exchange Notes to:

Name

(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1.    Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.    Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if:

i.	this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes (the "Holder")) of Outstanding

Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

ii.	such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.    Inadequate Space.    If the space provided in the box captioned "Description of Outstanding Notes" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.    Partial Tenders and Withdrawal Rights.    Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than all the Outstanding Notes evidenced by any Certificate submitted is to be tendered, fill in the principal amount of Outstanding Notes which is to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered." In such case, new Certificate(s) for the remainder of the Outstanding Notes that was evidenced by your old Certificate(s) will only be sent to the Holder of the Outstanding Notes, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for Outstanding Notes have been tendered) the name of the registered Holder of the Outstanding Notes as set forth on the Certificate for the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. If Certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes."

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers, in their sole discretion, whose determination shall be final and binding on all parries. The Issuers, any affiliates or assigns of the Issuers, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which has been tendered but which is withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any Outstanding Notes tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, must submit proper evidence satisfactory to the Issuers, in their sole discretion, of each such person's authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.    Special Issuance and Delivery Instructions.    If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.    Irregularities.    The Issuers will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuers be unlawful. The Issuers also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Outstanding Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuers, any of the respective affiliates or assigns of the Issuers, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent a: its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.    Backup Withholding; Substitute Form W-9.    Under the U.S. Federal income tax law, a Holder whose tendered Outstanding Notes are accepted for exchange is required to provide the

Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Outstanding Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a current rate of 28% (31% after 2010).

The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% (31% after 2010) of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% (31% after 2010) of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are registered in more than one name or is not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, write "exempt" on the face thereof, and provide adequate basis for exemption, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by substituting a properly completed IRS Form W-8 (which may be obtained at www.irs.gov), signed under penalties of perjury, attesting to that Holders exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that all of the required information is timely submitted to the IRS.

10.    Waiver of Conditions.    The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.    No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Notes for exchange.

Neither the Issuers, the Exchange Agent nor any other person are obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

12.    Lost, Destroyed or Stolen Certificates.    If any Certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13.    Security Transfer Taxes.    Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or is to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

PAYER'S NAME: THE BANK OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN:______________________ Social Security Number or Employer Identification Number
Payer's Request for Taxpayer Identification Number ("TIN")	Part 2—TIN Applied For

Certification: Under penalties of perjury, I certify that:

(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)	I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature    __________________________________________    Date    ____________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% (31% AFTER 2010) OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, twenty-eight (28%) percent (thirty-one (31%) percent after 2010) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature    __________________________________________    Date    ____________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give The Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:	Give the social security number or employer identification number of —
1. Individual	The individual
2. Two or more individuals	The actual owner of the account (joint account) or, if combined funds, the individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor- trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship	The owner(3)
6. Sole proprietorship	The owner(3)

For this type of account:	Give the social security number or employer identification number of —
7. A valid trust, estate, or pension trust	The legal entity(4)
8. Corporate	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)	Circle the minor's name and furnish the minor's social security number.

(3)	You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

•	Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice— Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. —If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. —If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.